DUNHAM FUNDS

Supplement dated September 09, 2022 to the Prospectus and Statement of Additional Information each dated March 1, 2022

This Supplement updates and supersedes any contrary information contained in the Statement of Additional Information.

Dunham & Associates Investment Counsel, Inc., the investment adviser of each of the Dunham Funds, is changing the location of its principal offices.

Effective September 12, 2022, all references to 10251 Vista Sorrento Parkway, Suite 200, San Diego, CA 92121 are deleted and replaced with 6020 Cornerstone Court West Suite 300, San Diego, CA 92121.

Effective January 2023, all references to 6020 Cornerstone Court West Suite 300, San Diego, CA 92121 are deleted and replaced with 6265 Greenwich Drive 5th Floor, San Diego, CA 92122.

If you have any questions, please contact the Fund at (888) 3DUNHAM (338-6426).

Investors Should Retain This Supplement For Future Reference